Ivy Funds

Supplement dated January 12, 2018 to the

Ivy Funds Prospectus

dated July 5, 2017

as supplemented July 14, 2017, August 10, 2017, August 18, 2017, September 18, 2017, September 29, 2017, November 17, 2017, November 22, 2017, November 28, 2017 and December 29, 2017

Ivy Funds Prospectus

dated January 31, 2017

as supplemented February 22, 2017, March 2, 2017, April 7, 2017, May 18, 2017, July 28, 2017, August 18, 2017, September 18, 2017 and September 29, 2017

Ivy IG International Small Cap Fund Prospectus

dated January 10, 2017

as supplemented February 22, 2017, April 7, 2017, July 28, 2017 and September 29, 2017

Ivy Bond Fund and Ivy Government Securities Fund Prospectus

dated September 1, 2017

as supplemented September 29, 2017, October 19, 2017 and January 5, 2018

Effective immediately, the following replaces the Class C information in the “General Comparison” table in the “Your Account — Choosing a Share Class” section (the footnotes remain unchanged):

Class C2
No initial sales charge
A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 1.00%
Effective January 1, 2018, with certain exceptions, converts to Class A shares ten years from the month in which the shares were purchased, thus reducing future annual expenses
Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares.

Effective immediately, the following replaces the last three sentences of the first paragraph in the “Your Account — Choosing a Share Class — Class C Shares” section:

In general, Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. However, Class C shares that have been held for fewer than 10 years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such shares. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

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